LETTER AGREEMENT

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Re:	Supervision and Operational Agreement

This Letter Agreement relates to the Supervision and Operational Agreement between Russell Exchange Traded Funds Trust (“RET”) and Russell Investment Management Company (“RIMCo”) dated May 10, 2011, as amended (the “Supervision Agreement”). RET advises you that it is liquidating each of the funds listed in Appendix A (the “Passively-Managed Funds”) and that RET desires to remove the Passively-Managed Funds from the Supervision Agreement as of date of the liquidation of the funds.

Please indicate your acceptance to remove the Passively-Managed Funds from the Supervision Agreement by executing this letter agreement and returning it to the undersigned.

Sincerely,

RUSSELL EXCHANGE TRADED FUNDS TRUST

By:	/s/ Gregory Friedman
Gregory Friedman
President and Chief Executive Officer

Accepted this 28 day October 2012.

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Peter Gunning
Peter Gunning
President and Chief Executive Officer

APPENDIX A

Russell Aggressive Growth ETF

Russell Consistent Growth ETF

Russell Growth at a Reasonable Price ETF

Russell Contrarian ETF

Russell Equity Income ETF

Russell Low P/E ETF

Russell Small & Mid Cap Defensive Value ETF

Russell Small Cap Defensive Value ETF

Russell 1000 Low Beta ETF

Russell 1000 High Beta ETF

Russell 1000 Low Volatility ETF

Russell 1000 High Volatility ETF

Russell 1000 High Momentum ETF

Russell 2000 Low Beta ETF

Russell 2000 High Beta ETF

Russell 2000 Low Volatility ETF

Russell 2000 High Volatility ETF

Russell 2000 High Momentum ETF

Russell One World Large Cap ETF

Russell One World Large Cap Growth ETF

Russell One World Large Cap Value ETF

Russell One World Small Cap ETF

Russell One World Small Cap Growth ETF

Russell One World Small Cap Value ETF

Russell One World All Cap ETF

Russell One World All Cap Growth ETF

Russell One World All Cap Value ETF

Russell One World ex-U.S. Large Cap ETF

Russell One World ex-U.S. Large Cap Growth ETF

Russell One World ex-U.S. Large Cap Value ETF

Russell One World ex-U.S. Small Cap ETF

Russell One World ex-U.S. Small Cap Growth ETF

Russell One World ex-U.S. Small Cap Value ETF

Russell One World ex-U.S. All Cap ETF

Russell One World ex-U.S. All Cap Growth ETF

Russell One World ex-U.S. All Cap Value ETF

Russell Developed ex-U.S. Large Cap ETF

Russell Emerging Markets Large Cap ETF

Russell Small Cap Consistent Growth ETF

Russell Small Cap Low P/E ETF

Russell Small Cap Contrarian ETF

Russell Small Cap Aggressive Growth ETF

Russell Developed ex-U.S. High Momentum ETF

Russell Developed ex-U.S. High Beta ETF

Russell Developed ex-U.S. Low Beta ETF

Russell Developed ex-U.S. High Volatility ETF

Russell Developed ex-U.S. Low Volatility ETF

Russell High Dividend Yield ETF

Russell Small Cap High Dividend Yield ETF

Russell International High Dividend Yield ETF